DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure
3.	DISCONTINUED OPERATIONS

On October 31, 2016, the Company completed the sale of all of the 55% equity interest it indirectly held in Jinko Power Group to Shangrao Kangsheng Technology Co., Ltd. (the "Buyer"), a company formed by a buyer consortium led by Mr. Xiande Li, chairman of the board of directors of the Company, for a total consideration of US$ 250 million pursuant to the previously announced Share Purchase Agreement entered into by Wide Wealth Group Holding Limited, a 55%-owned indirect subsidiary of the Company, and the Buyer.

In Conjunction, the Company repurchased all of its Series A, Series A-1 and Series A-2 redeemable convertible preferred shares (note 9) with considerations of US$225 million from the preferred shareholders, while the Company also agreed to transfer the 45% equity interest of Jinko Power Group to related entities of the preferred shareholders with a total consideration of US$225 million. These two transactions were net-settled.

As a result of the above transactions, the Company disposed of its downstream business and received US$250 million (RMB1,693.2 million) in cash in 2016.

Assets and liabilities related to Jinko Power Group were reclassified as assets/liabilities held for sale as of December 31, 2015, while results of operations related to Jinko Power Group, including comparatives, were reported as loss from discontinued operations.

A gain of RMB1,007.9 million (US$145.2 million) was recognized because of the disposition. The disposal gain was comprised of i) premium of the consideration against the net assets of the discontinued operations as of the disposition date; ii) recognition of the un-realized profit generated from the module sales transactions between the continuing and discontinued operations before the disposition date, and reduced by the iii) recognition of warranty costs in connection with the standard warranty, same as 3 rd
party sales, provided by the continuing operations to the discontinued operations.

Income tax of RMB39,952,408 was recognized associated with the gain on disposition and is included in the total 2016 tax provision of RMB54,466,059 for discontinued operations.

Upon the disposition of Jinko Power Group, the Company provided the loan guarantee and redemption guarantee to Jinko Power Group (note 31).

Results of the discontinued operations

January 1 – October 31 2016
RMB

Revenues	952,968,658
Cost of revenues	(407,369,723)
Gross Profit	545,598,935

Operating expenses
Selling and marketing	-
General and administrative	(276,685,730)
Total operating expenses	(276,685,730)
Income from operations	268,913,205

Interest expenses, net	(215,226,564)
Exchange loss	(25,441,221)
Change in fair value of foreign exchange forward contracts	4,455,731
Other income/(expenses), net	37,675
Subsidy income	141,496
Equity income in affiliated companies	15,265,937
Gain on disposal of discontinued operations	1,007,884,060
Income from discontinued operations before income taxes	1,056,030,319
Income tax expense, net	(54,466,059)
Income from discontinued operations, net of tax	1,001,564,260

2016
Cash flows generated from/(used in ) discontinued operations
Net cash used in operating activities	(2,017,319,542)
Net cash used in investing activities	(2,048,843,302)
Net cash provided by financing activities	5,074,465,592
Net increase in cash and cash equivalent	1,008,302,748